Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of September 10, 2025

among

STELLUS PRIVATE CREDIT BDC
as Borrower

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK

as Administrative Agent,

Swingline Lender and LC Issuer

and

THE LENDERS PARTY HERETO

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK,

as Joint Lead Arranger and Sole Bookrunner

BANK OZK,

as Joint Lead Arranger

THIRD COAST BANK AND TEXAS CAPITAL BANK,

as Co-Syndication Agent

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 10, 2025 (this “Amendment”), is among STELLUS PRIVATE CREDIT BDC, a Delaware statutory trust that is regulated under the Investment Company Act (the “Borrower”), the undersigned financial institutions as lenders under the Credit Agreement defined below (collectively, the “Lenders” and each individually, a “Lender”), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent, Swingline Lender, and LC Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, certain financial institutions as lenders, Zions Bancorporation, N.A. dba Amegy Bank, as the Swingline Lender, the LC Issuer, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 30, 2022 (as supplemented by that certain Increase Agreement dated as of December 9, 2022, that certain Increase Agreement dated as of April 26, 2023, that certain Increase Agreement dated as of October 3, 2024, that certain Increase Agreement dated as of May 2, 2025, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that (i) BANK OZK and STELLAR BANK (collectively, the “New Lenders” and each individually, a “New Lender”) each join the Credit Agreement as a Lender, and (ii) the Administrative Agent, LC Issuer, and Lenders make certain amendments to the Credit Agreement, including an extension of the Commitment Termination Date and Final Maturity Date, in each case as more fully set forth herein; and

WHEREAS, each New Lender is willing to join and become a party to the Credit Agreement, and the Borrower, Administrative Agent, LC Issuer and the undersigned Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1     Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Article IV.

Section 1.2     Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.1     Amendments to Credit Agreement.

(a)     Section 1.1 (Definitions) of the Credit Agreement is amended to (i) delete the defined term “Term SOFR Adjustment” in its entirety, (ii) delete the defined terms “Signature Bank Credit Agreement” and “SONIA Adjustment” in their entirety and delete each reference to such defined terms in the Credit Agreement, (iii) delete the defined term “CDOR Rate” in its entirety and replace each reference to the defined term “CDOR Rate” in the Credit Agreement with “Term CORRA, Canadian Prime Rate”, as defined below, and (iv) add the following new defined terms in their appropriate alphabetical order:

“Canadian Prime Rate means, on any day, the rate determined by the Administrative Agent to be the higher of (a) the higher of (i) the rate equal to the PRIMCAN index rate that appears on the Bloomberg screen at 10:15 am Toronto time on such day (or, in the event that the PRIMCAN index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion), and (ii) 3.00% and (b) Term CORRA for a one-month tenor as in effect on such date plus 1% per annum (provided that clause (b) shall not be applicable during any period in which Term CORRA is unavailable, unascertainable or illegal). Any change in the Canadian Prime Rate due to a change in the PRIMCAN index or Term CORRA shall be effective from and including the effective date of such change in the PRIMCAN index or Term CORRA, respectively. Each determination of the Canadian Prime Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.”

“CORRA means the Canadian Overnight Repo Rate Average administered and published by the CORRA Administrator.”

“CORRA Administrator means the Bank of Canada (or any successor administrator of the Canadian Overnight Repo Rate Average).”

“First Amendment Effective Date means September 10, 2025.”

“Refinancing Reserve means $10,000,000.”

“Term CORRA means,

(a) for any calculation with respect to an Alternative Currency Term Rate Loan denominated in CAD, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such date, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. Toronto time on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day, and

(b)  for any calculation with respect to an Alternative Currency Daily Rate Loan denominated in CAD on any day, the Term CORRA Reference Rate for a tenor of one month on the day (such day, the “Rate Term CORRA Determination Day”) that is two (2) Business Days prior to such day, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 5:00 p.m. Toronto time on any Rate Term CORRA Determination Day, the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Rate Term CORRA Determination Day.”

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“Term CORRA Administrator means any one of CanDeal Benchmark Administration Services Inc. or TSX Inc. (or a successor administrator of the Term CORRA Reference Rate selected by Administrative Agent in its reasonable discretion).”

“Term CORRA Reference Rate means the forward-looking term rate based on CORRA.”

(b)     Section 1.1 (Definitions) of the Credit Agreement is amended to delete the definitions of “Adjusted Term SOFR”, “Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, “Commitment Termination Date”, and “Final Maturity Date” in their entirety and to replace them with the following:

“Adjusted Term SOFR means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.”

“Alternative Currency Daily Rate means, for any day, with respect to any Multicurrency Revolving Loan (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof (provided that, if SONIA is unavailable because it has not been published on the SONIA Administrator’s Website for any applicable determination date, then SONIA for such determination date shall be equal to SONIA as published on the first preceding Business Day for which SONIA was published on the SONIA Administrator’s Website; provided further that SONIA determined pursuant to this clause (a) shall be utilized for no more than three consecutive Business Days), and (b) denominated in CAD, the rate per annum equal to the Canadian Prime Rate determined pursuant to the definition thereof; provided, that, in each case, (i) if any Alternative Currency Daily Rate shall be less than 0.25%, such rate shall be deemed 0.25% for purposes of this Agreement, and (ii) any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.”

“Alternative Currency Term Rate means, for any Interest Period, with respect to any Multicurrency Revolving Loan (a) denominated in Canadian Dollars, the rate per annum equal to Term CORRA on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period, and (b) denominated in Sterling (to the extent such Multicurrency Revolving Loans denominated in Sterling will bear interest at a term rate), the term rate per annum as designated with respect to Sterling by the Administrative Agent and the Multicurrency Lender; provided, that, if any Alternative Currency Term Rate shall be less than 0.25%, such rate shall be deemed 0.25% for purposes of this Agreement.”

“Commitment Termination Date means September 10, 2029, as such date may be extended upon the consent of each affected Lender and the payment by Borrower of a then-market commitment fee.”

“Final Maturity Date means September 10, 2030.”

(c)     Section 1.1 (Definitions) of the Credit Agreement is amended to delete the table in the definition of “Applicable Margin” in its entirety and to replace it with the following:

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Level	Asset Coverage Ratio	SOFR Loans and Alternative Currency Loans (other than Canadian Prime Rate Loans)	ABR Loans and Canadian Prime Rate Loans
I	< 1.90 : 1.00	2.50%	1.50%
II	> 1.90 : 1.00	2.25%	1.25%

(d)     Clause (a) of Section 2.1 (Dollar Revolving Loans) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a) Dollar Revolving Loans. Subject to the terms and conditions of this Agreement, from time to time during the Availability Period, each Revolving Lender severally agrees to make Revolving Loans in Dollars to Borrower ratably in accordance with its Commitment Percentage (each such loan, a “Dollar Revolving Loan”) and in an aggregate principal amount which shall not result in (i) such Revolving Lender’s Revolving Credit Exposure to exceed its Revolving Committed Amount, (ii) the Revolving Credit Exposure of all Revolving Lenders to exceed the Revolving Committed Amount, or (iii) the total Covered Debt Amount exceeding the Borrowing Base then in effect; provided that to the extent that the Borrower delivers an updated Borrowing Base Certificate, the Borrowing Base under this clause (iii) shall be calculated after giving effect to the requested extension of credit and any concurrent acquisitions of Investments or payments of outstanding Loans or other Indebtedness. Within the foregoing limits and subject to the terms and conditions of this Agreement, Borrower may borrow, repay, and reborrow Dollar Revolving Loans. Each Dollar Revolving Loan shall be made by a Revolving Lender ratably in accordance its Commitment Percentage of such Borrowing. Dollar Revolving Loans may be ABR Loans or SOFR Loans, as Borrower may elect, subject to the terms set out in this Agreement.

(e)     Clause (b) of Section 2.1 (Multicurrency Revolving Loans and Multicurrency Sublimit) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b) Multicurrency Revolving Loans and Multicurrency Sublimit. Subject to the terms and conditions of this Agreement, from time to time during the Availability Period, each Multicurrency Lender severally agrees to make Revolving Loans denominated in one or more Alternative Currencies to Borrower ratably, in accordance with Applicable Multicurrency Percentage (each such loan, a “Multicurrency Revolving Loan”) and in an aggregate principal amount (based on the Dollar Equivalent of such Multicurrency Revolving Loans) which shall not result in (i) the aggregate Multicurrency Revolving Credit Exposure exceeding the Multicurrency Sublimit, (ii) such Multicurrency Lender exceeding its Multicurrency Revolving Subcommitment, (iii) the Revolving Credit Exposure of such Lender exceeding its Commitment, (iv) the aggregate Revolving Credit Exposure of all Lenders exceeding the aggregate Commitments, or (v) the total Covered Debt Amount exceeding the Borrowing Base then in effect; provided that to the extent that the Borrower delivers an updated Borrowing Base Certificate, the Borrowing Base under this clause (v) shall be calculated after giving effect to the requested extension of credit and any concurrent acquisitions of Investments or payments of outstanding Loans or other Indebtedness. Within the foregoing limits and subject to the terms and conditions of this Agreement, Borrower may borrow, repay, and reborrow Multicurrency Revolving Loans. Each Multicurrency Revolving Loan shall be made by a Multicurrency Lender ratably in accordance its Applicable Multicurrency Percentage of such Borrowing. Multicurrency Revolving Loans shall be Alternative Currency Loans. The Administrative Agent, Multicurrency Lender and the Borrower may make modifications and amendments which relate solely to the extension of Multicurrency Revolving Loans, so long as such modifications and amendments are not materially adverse to the interests of the Lenders taken as a whole, as determined by the Administrative Agent in its sole reasonable discretion. The Administrative Agent shall promptly notify the Lenders of any such subsequent modification or amendments regarding Multicurrency Revolving Loans.”

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(f)     Clause (ii) of the proviso in the first sentence of Section 2.8(a) (Request for Increase) of the Credit Agreement is deleted in its entirety and replaced with the following clause:

“(ii) after giving effect to any such increase, the aggregate Revolving Committed Amount for all Revolving Lenders may not exceed $300,000,000.”

(g)     Clause (a) of Section 8.13 (Calculation of Borrowing Base) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities (collectively, a “Consolidated Group”) exceeding 12% of Shareholders’ Equity of the Borrower (which, for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries) shall be 0%;”

(h)     Section 8.13 (Calculation of Borrowing Base) of the Credit Agreement is amended to add the following as a new clause (g) at the end of such Section:

“(g) during the period starting 180 days prior to the scheduled maturity date of any Unsecured Longer-Term Indebtedness and continuing until such Unsecured Longer-Term Indebtedness is paid in full, the Borrowing Base shall be decreased by an amount equal to the sum of (i) the outstanding principal balance of such Unsecured Longer-Term Indebtedness, plus (ii) the Refinancing Reserve.”

(i)     Clause (f) of Section 9.1 (Indebtedness) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(f) [reserved];”

(j)     Section 9.7(a) (Minimum Shareholders’ Equity) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a) Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower (commencing with the fiscal quarter ending September 30, 2025) to be less than the sum of (x) $150,000,000 plus (y) 25% of the net proceeds from the sale of Equity Interests by the Borrower and its Subsidiaries after June 30, 2025 (excluding, for purposes of clause (y), proceeds of sales of Equity Interests by and among the Borrower and its Subsidiaries).”

(k)     Section 9.7(c) (Liquidity Test) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(c) Liquidity Test. The Borrower will not at any time permit the sum of (i) the aggregate Value of the Portfolio Investments that are Cash (excluding Cash Collateral for outstanding Letters of Credit) or that can be converted to Cash in fewer than 10 Business Days without more than a 5% change in price, plus (ii) the total amount available to be borrowed by Borrower under Section 2.1, to be less than $10,000,000; provided that, the liquidity calculation pursuant to this Section 9.7(c) shall be made without giving effect to the Refinancing Reserve set forth in Section 8.13(g)(ii).”

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(l)     Clause (a) of Section 9.11 (Modifications of Signature Bank Credit Agreement, Affiliate Agreements and Unsecured Longer-Term Indebtedness Documents) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a) [reserved];”

(m)     Section 9.12 (Payments of Indebtedness to Signature Bank and of Unsecured Longer-Term Indebtedness) of the Credit Agreement is deleted in its entirety and replaced with the following:

“9.12 Payments of Unsecured Longer-Term Indebtedness. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Unsecured Longer-Term Indebtedness permitted under Section 9.1 except (a) for regularly scheduled payments of interest when due, (b) any payments to the extent made solely with the proceeds of a capital call, (c) [reserved], (d) pursuant to a refinancing of any Unsecured Longer-Term Indebtedness with other Indebtedness permitted hereunder, (e) the conversion of Unsecured Longer-Term Indebtedness consisting of convertible notes into equity interests of the Borrower (including any cash payment on account of interest, expenses, or fractional shares on such convertible notes made by the Borrower in respect of such conversion and/or settlement thereof), and (f) so long as no Default or Event of Default shall exist or be continuing, any payment that, if treated as a Restricted Payment for purposes of Section 9.5(d), would be permitted to be made pursuant to the provisions set forth in Section 9.5(d).”

(n)     Section 12.11 (Other Agents) of the Credit Agreement is deleted in its entirety and replaced with the following:

“12.11 Other Agents. Any Arranger, Bookrunner, Documentation Agent or Syndication Agent, if any, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such, and shall not be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Arranger, Bookrunner, Documentation Agent or Syndication Agent, if any, in deciding to enter into this Agreement.”

(o)     Schedule A (Lenders and Commitments) of the Credit Agreement is amended and restated in its entirety as set forth on Schedule A to this Amendment. On the First Amendment Effective Date, adjustments of Borrowings will be made that will result in, after giving effect to certain deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Revolving Loans being held by the Lenders (including the New Lenders) ratably in accordance with their Commitments set forth on Schedule A attached hereto. Each Lender party hereto hereby waives any breakage fees or other amounts to which such Lender may otherwise be entitled under Section 4.5 of the Credit Agreement, which may result from the prepayment of any Loan of that Lender on the First Amendment Effective Date as a result of the foregoing adjustments.

ARTICLE III

JOINDER BY NEW LENDERS

Each New Lender hereby:

(a) agrees to commit to provide its Commitment as set forth on Schedule A attached to this Amendment;

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(b) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender under the Credit Agreement, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, as the case may be, on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (iv) if such New Lender is a Foreign Lender, any documentation required to be delivered by such New Lender pursuant to Section 4.1 and Section 13.12 of the Credit Agreement has been duly completed and executed by the New Lender;

(c) agrees that (i) it will, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and

(d) appoints and authorizes Administrative Agent to take such action as agent on such New Lender’s behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. From and after the First Amendment Effective Date, each New Lender shall be deemed to be a party to the Credit Agreement, and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

Section 4.1     Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received:

(a)     counterparts of this Amendment duly executed and delivered on behalf of the Borrower, each Lender, and the Administrative Agent, together with the Subsidiary Guarantor’s Consent and Agreement executed by the Subsidiary Guarantor;

(b)     a Revolving Credit Note executed by Borrower in the maximum principal amount of each Lender’s Commitment, as requested by any Lender;

(c)     an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the governing body of Borrower authorizing this Amendment, in form and substance satisfactory to Administrative Agent;

(d)     satisfactory results of UCC lien search reports of Borrower and the Subsidiary Guarantor from each applicable jurisdiction;

(e)     a certificate of existence/good standing for Borrower and the Subsidiary Guarantor from its jurisdiction of formation;

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(f)     a legal opinion of counsel to Borrower with respect to this Amendment in form and substance acceptable to the Administrative Agent; and

(g)     payment by the Borrower of all fees payable pursuant to the First Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE V
MISCELLANEOUS

Section 5.1     Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 5.2     Cross-References; Titles. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. The Administrative Agent and LC Issuer consent to the following titles: (i) Zions Bancorporation, N.A. dba Amegy Bank shall have the title of Sole Bookrunner, (ii) Zions Bancorporation, N.A. dba Amegy Bank and Bank OZK shall each have the title of Joint Lead Arranger, and (iii) Third Coast Bank and Texas Capital Bank shall each have the title of Co-Syndication Agent.

Section 5.3     Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article 13 thereof.

Section 5.4     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.5     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.6     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.7     Full Force and Effect. On and after the First Amendment Effective Date, each reference in any Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Loan Documents.

[Signatures on Following Pages.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:

STELLUS PRIVATE CREDIT BDC

By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer

Signature Page to First Amendment– Stellus Private Credit BDC

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as Administrative Agent, Swingline Lender, LC Issuer and as a Lender

	By:	/s/ Mario Gagetta
Mario Gagetta
Senior Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

BANK OZK,
as a New Lender

By:	/s/ James Lyons
Name:	James Lyons
Title:	Sr. Managing Director

Signature Page to First Amendment– Stellus Private Credit BDC

THIRD COAST BANK,
as a Lender

By:	/s/ Kelsey Wakeford Lopez
Name:	Kelsey Wakeford Lopez
Title:	Senior Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Christian Duaine
Name:	Christian Duaine
Title:	Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

FROST BANK,
as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Senior Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

STELLAR BANK,
as a Lender

By:	/s/ Jeff Caley
Name:	Jeff Caley
Title:	SVP – Corporte Banking

Signature Page to First Amendment– Stellus Private Credit BDC

CITY NATIONAL BANK,
as a Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Senior Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

HANCOCK WHITNEY BANK,
as a Lender

By:	/s/ Katie Sandoval
Name:	Katie Sandoval
Title:	Senior Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

EAST WEST BANK,
as a Lender

By:	/s/ Angela Cole
Name:	Angela Cole
Title:	SVP

Signature Page to First Amendment– Stellus Private Credit BDC

CADENCE BANK,
as a Lender

By:	/s/ Annie Dodson
Name:	Annie Dodson
Title:	Assistant Vice President

Signature Page to First Amendment– Stellus Private Credit BDC

TRUSTMARK NATIONAL BANK,
as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	SVP

Signature Page to First Amendment– Stellus Private Credit BDC

SUBSIDIARY GUARANTOR’S CONSENT AND AGREEMENT
TO FIRST AMENDMENT

As an inducement to Administrative Agent and Lenders party thereto to execute, and in consideration of Administrative Agent’s and such Lenders’ execution of, the First Amendment to Credit Agreement dated as of September 10, 2025 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Private Credit BDC, a Delaware statutory trust that is regulated under the Investment Company Act, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, the undersigned Subsidiary Guarantor hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. The undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon the undersigned, and its respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signatures on Following Pages.]

Signature Page to First Amendment– Stellus Private Credit BDC

SUBSIDIARY GUARANTOR:

PBDC CONSOLIDATED BLOCKER, LLC

By:	Stellus Private Credit BDC,
its sole member

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Fsinancial Officer

Subsidiary Guarantor’s Consent and Agreement to
First Amendment– Stellus Private Credit BDC